SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒    Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement.

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☒	Definitive Proxy Statement.

☐	Definitive Additional Materials.

☐	Soliciting Material Pursuant to Sec. 240.14a-12.

iShares, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment Of Filing Fee (Check the appropriate box):

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

iSHARES, INC.

iShares MSCI Austria Index Fund

iShares MSCI Netherlands Index Fund

Special Meeting of Shareholders

45 Fremont Street

San Francisco, CA 94105

October 3, 2007

Dear Shareholder:

You are cordially invited to attend a special meeting of shareholders (“Special Meeting”) of iShares, Inc. (the “Company”) which will be held at the offices of Barclays Global Investors, N.A., 45 Fremont Street, San Francisco, CA 94105 on December 7, 2007 at 11:00 a.m., Pacific time.

The Company is asking you to approve the following proposals: (i) a change in the investment objectives of the iShares MSCI Austria Index Fund and the iShares MSCI Netherlands Index Fund (together, the “Funds” and each, a “Fund”); and (ii) a change in the classification of each Fund’s investment objective from a fundamental investment policy to a non-fundamental investment policy.

The Board of Directors of iShares, Inc. (the “Board”) has reviewed and approved the proposals to be voted on by shareholders of the Funds and believes these proposals are in the best interests of the Funds’ shareholders. The Board unanimously recommends that you vote “FOR” each proposal.

We encourage you to read the attached Notice of Special Meeting and Proxy Statement. This information is designed to help you understand the proposals, and we urge you to review it carefully.

Your vote is important. You are requested to promptly vote your shares by completing, signing and returning the enclosed proxy card in the envelope provided or by voting by toll-free telephone or through the Internet according to the instructions on the enclosed proxy card.

Please call our proxy solicitor, The Altman Group, at 1-866-822-1238 between the hours of 10:00 a.m. and 10:00 p.m., Eastern time, Monday through Friday, if you have any questions.

Sincerely,

Lee T. Kranefuss

Chairman

iSHARES, INC.

iShares MSCI Austria Index Fund

iShares MSCI Netherlands Index Fund

Notice of Special Meeting of Shareholders

To be held December 7, 2007

Notice is hereby given that a special meeting of shareholders of iShares, Inc. (the “Company”) will be held at the offices of Barclays Global Investors, N.A., 45 Fremont Street, San Francisco, CA 94105, on December 7, 2007 at 11:00 a.m., Pacific time (the “Special Meeting”). The Special Meeting is for the purpose of considering the following proposals:

1.	To approve a change in the investment objectives of the iShares MSCI Austria Index Fund and the iShares MSCI Netherlands Index Fund (together, the “Funds” and each, a “Fund”);

2.	To approve a change in the classification of each Fund’s investment objective from a fundamental investment policy to a non-fundamental investment policy; and

3.	To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

The Board of Directors of the Company has reviewed and approved these proposals and recommends that you vote for each proposal. Only shareholders of the Funds of record as of the close of business on October 1, 2007 are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof.

We request that you complete, sign and return the enclosed proxy card as soon as possible. A postage paid envelope is enclosed for your convenience. You may also vote by telephone or through the Internet by following the instructions on the enclosed proxy card. If you do not return your proxy card or vote by telephone or through the Internet, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting. You may revoke your proxy at any time prior to the Special Meeting.

iShares, Inc.
By Order of the Board of Directors,

Eilleen M. Clavere
Secretary

Dated: October 3, 2007

Page
General	1

Expenses	1

QUESTIONS AND ANSWERS ABOUT THE PROXY	2

PROPOSAL 1: TO APPROVE A CHANGE IN EACH FUND’S INVESTMENT OBJECTIVE	5

Reasons for the Proposal	5

The Proposed Indices	5

Shareholder Vote Required	6

The Board’s Recommendation	6

PROPOSAL 2: TO APPROVE A CHANGE IN THE CLASSIFICATION OF EACH FUND’S INVESTMENT OBJECTIVE FROM A FUNDAMENTAL INVESTMENT POLICY TO A NON-FUNDAMENTAL INVESTMENT POLICY	7

Reasons for the Proposal	7

Shareholder Vote Required	7

The Board’s Recommendation	7

ADDITIONAL INFORMATION	8

Information about the Administrator and Distributor	8

Control Persons and Principal Holders of Securities	8

Director and Officer Fund Ownership	8

Section 16(a) Beneficial Ownership Reporting Compliance	8

Submission of Shareholder Proposals	8

Communications with the Board	8

Shareholders Sharing the Same Address	8

Voting and Other Matters	9

APPENDIX A	A-1

APPENDIX B	B-1

PROXY STATEMENT

iSHARES, INC.

iShares MSCI Austria Index Fund

iShares MSCI Netherlands Index Fund

45 Fremont Street

San Francisco, CA 94105

Special Meeting of Shareholders to be Held

December 7, 2007

General

Your proxy in the form enclosed is solicited by the Board of Directors (the “Board”) of iShares, Inc. (the “Company”) for use at the Special Meeting of Shareholders of the Company to be held on December 7, 2007, at 11:00 a.m., Pacific time, or at any adjournment thereof (the “Special Meeting”), at the offices of Barclays Global Investors, N.A., 45 Fremont Street, San Francisco, CA 94105. The close of business on October 1, 2007 has been fixed as the record date (the “Record Date”) for the determination of shareholders of each of the iShares MSCI Austria Index Fund and iShares MSCI Netherlands Index Fund (each, a “Fund” and together, the “Funds”) entitled to notice of, and to vote at, the Special Meeting and at any adjournment thereof. The Notice of Special Meeting, together with this proxy statement and a proxy card will be mailed to shareholders on or about October 8, 2007.

The approximate number of shares of the Company issued by and outstanding for each Fund as of October 1, 2007 is set forth in Appendix A. Shareholders will receive one vote at the Special Meeting for each full share and each fraction of a share will receive the fraction of a vote equal to the proportion of a full share represented by the fractional share.

If you do not expect to be present at the Special Meeting and wish to vote your shares, please vote your proxy in accordance with the instructions on the enclosed proxy card. Shares represented by proxies received, properly dated and executed and not revoked will be voted at the Special Meeting in accordance with the instructions on the enclosed proxy. If your proxy is properly returned and no instructions are specified, shares will be voted FOR approval of such proposals outlined below under “Proposal 1: To Approve a Change in Each Fund’s Investment Objective” and “Proposal 2: To Approve a Change in the Classification of Each Fund’s Investment Objective from a Fundamental Investment Policy to a Non-Fundamental Investment Policy” and in accordance with the judgment of the persons appointed as proxies upon any other matter that may properly come before the Special Meeting. A proxy may be revoked at any time before it is exercised by delivering by mail, telephone or the Internet, no later than the start of the Special Meeting, a proxy properly executed and subsequently dated, or by voting at the Special Meeting.

If you own your shares through a bank, broker-dealer or other third party intermediary who holds your shares of record and you wish to vote your shares or revoke a previous proxy for those shares at the Special Meeting, you must request a legal proxy from that bank, broker-dealer or other third party intermediary. Any previously executed proxy may be revoked by you, after which and your vote will not be counted unless you appear at the Special Meeting and vote in person or legally appoint another proxy to vote on your behalf.

Expenses

All expenses of the Special Meeting will be borne by Barclays Global Fund Advisors (“BGFA”), the Funds’ investment adviser. The address of BGFA is 45 Fremont Street, San Francisco, CA 94105. The solicitation of proxies will be largely by mail, but may include telephonic, electronic or oral communication by officers and service providers of the Company, who will not be paid for these services, and by The Altman Group, a professional proxy solicitor retained by BGFA for an estimated fee of $80,000, plus out-of-pocket expenses. BGFA will also reimburse brokers and other nominees for their reasonable expenses in forwarding solicitation materials to beneficial owners of shares held of record by such brokers and nominees will bear the expenses of preparing, printing, legal and other costs and mailing this proxy statement.

Upon request, the Company will furnish to its shareholders, without charge, a copy of the Funds’ annual report(s) and most recent semi-annual report(s). The annual report for each Fund may be obtained by written request to SEI Investments Distribution Co., 1 Freedom Valley Drive, Oaks, PA 19456 or by calling 1-800-iShares. The Company is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Company’s shares are registered under the Securities Act of 1933.

QUESTIONS AND ANSWERS ABOUT THE PROXY

Q.	What proposals am I being asked to vote on?

A.	You are being asked to:

•	approve a change in the investment objective of your Fund; and

•	approve a change in the classification of your Fund’s investment objective from a fundamental investment policy to a non-fundamental investment policy.

The purpose and effect of approval of these proposals is described elsewhere in this proxy statement.

Q.	Why are shareholders of the Funds being asked to approve changes to their Fund’s investment objective?

A.	Each Fund’s investment objective is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of a particular index. Each Fund’s current underlying index (each, a “Current Index” and together, the “Current Indices”) is sponsored and administered by Morgan Stanley Capital International Inc. (“MSCI”), which has announced that it is making certain changes to the methodology it uses to calculate the Current Indices.

After the methodology changes, each Fund’s Current Index will contain fewer constituents and reflect a narrower section of the market than is currently the case. BGFA believes the reduction in the number of securities included in the Current Indices will make it more difficult to manage the Funds and to comply with portfolio diversification and concentration requirements and could result in adverse tax consequences for shareholders of the Funds. MSCI has also announced the creation of new indices, including the MSCI Austria Investable Market Index and MSCI Netherlands Investable Market Index (each, a “Proposed Index” and together, the “Proposed Indices”), which are intended to provide broader coverage of the investable market of each country.

The Proposed Indices will include a greater number of index constituents than the Current Indices will contain following the methodology changes announced by MSCI, and BGFA believes the Proposed Indices will (i) adequately represent the publicly traded securities market in Austria and the Netherlands, as applicable, (ii) permit greater portfolio management flexibility for the Funds and (iii) facilitate compliance with portfolio diversification and concentration requirements. Accordingly, BGFA recommends that shareholders approve the changes to the Proposed Indices.

The following table sets forth the Current Index and Proposed Index for each Fund:

Fund	Current Index	Proposed Index
iShares MSCI Austria Index Fund	MSCI Austria Index	MSCI Austria Investable Market Index
iShares MSCI Netherlands Index Fund	MSCI Netherlands Index	MSCI Netherlands Investable Market Index

The Board has unanimously approved the change to each Fund’s investment objective and is seeking shareholder approval of these changes. More information about this proposal is included in under “Proposal 1: To Approve a Change in Each Fund’s Investment Objective.”

Q.	Why are shareholders of the Funds being asked to reclassify their Fund’s investment objective as a non-fundamental policy?

A.	The Board is seeking shareholder approval to reclassify each Fund’s investment objective as a non-fundamental policy to provide the Board with additional flexibility to manage the Funds and allow the Funds to adapt more quickly to future changes in business and investment opportunities. More information is included under “Proposal 2: To Approve a Change in the Classification of Each Fund’s Investment Objective from a Fundamental Investment Policy to a Non-Fundamental Investment Policy.”

Q.	How does the Board recommend that I vote?

A.	After careful consideration, the Board, including Board members who are not affiliated with iShares, Inc. or BGFA, unanimously recommends that you vote in favor of the proposals you are considering.

Q.	What will happen if shareholders of a Fund do not approve these proposals?

A.	If shareholders of a Fund do not approve either Proposal, the Fund will not change its underlying index and the Fund’s investment objective will remain classified as a fundamental policy. In that case, the Fund may not be able to comply with regulatory requirements relating to portfolio diversification and concentration, resulting in adverse tax consequences for shareholders of the Fund, and the Board may determine to recommend to BGFA that the Fund be liquidated and terminated. If shareholders of a Fund approve the change to their Fund’s investment objective but do not approve the reclassification of their Fund’s investment objective as a non-fundamental policy, the Fund’s investment objective will change to seek to track the applicable Proposed Index and such investment objective will remain classified as a fundamental policy. If shareholders of a Fund approve the reclassification of their Fund’s investment objective as a non-fundamental policy but do not approve the change to their Fund’s investment objective, the Fund’s investment objective will be reclassified as a non-fundamental policy which may be changed without shareholder approval but the Fund’s investment objective will not change. In such case the Board may subsequently vote to change the Fund’s investment objective as proposed in Proposal 1, which it would be able to do without shareholder approval.

Q.	What will happen if the Funds do not receive enough votes to hold the Special Meeting?

A.	If a Fund does not receive enough votes to hold the Special Meeting, the meeting may be adjourned by a majority of a Fund’s shareholders present in person or by proxy. If there are insufficient votes to approve the Proposals, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law.

Q.	Who may vote on these proposals?

A.	Any person who owned shares of a Fund at the close of business on the Record Date, October 1, 2007, is entitled to vote on matters affecting that Fund. You may cast one vote for each share you owned and a fractional vote for each fractional share you owned on the Record Date.

Q.	I am a small investor. Does my vote matter?

A.	Your vote makes a difference. If many shareholders like you fail to vote, your Fund may not receive enough votes to hold the Special Meeting. If this happens, we will need to solicit votes again or take other action pursuant to the direction of the Board.

Q.	How do I vote?

A.	You can vote your shares in any one of four ways:

Vote by Mail:	1) Read the proxy statement. 2) Complete, sign and return the proxy card in the enclosed, postage paid-envelope.

Vote by Internet:	1) Read the proxy statement. 2) Go to the website listed on the enclosed proxy card. 3) Enter the control number on the proxy card and follow the instructions.

Vote by Telephone:	1) Read the proxy statement. 2) Call the toll-free telephone number listed on your proxy card. 3) Enter the control number on the proxy card and follow the instructions.

In Person at the Meeting:	1) Read the proxy statement. 2) Complete a proxy card and bring it to the meeting.

We encourage you to vote through the Internet or by telephone, using the Internet address or phone number that appears on your proxy card. Whichever voting method you choose, please take the time to read the full text of this proxy statement before you vote.

Q.	Whom should I call if I have questions?

A.	You can call our proxy agent, The Altman Group, at 1-866-822-1238 between the hours of 10:00 a.m. and 10:00 p.m. Eastern time, Monday through Friday.

PROPOSAL 1:	TO APPROVE A CHANGE IN EACH FUND’S INVESTMENT OBJECTIVE

Reasons for the Proposal

Shareholders of each of the iShares MSCI Austria Index Fund and iShares MSCI Netherlands Index Fund are being asked to approve a change to the investment objective of their Fund. The current investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the particular market represented by its underlying index. If the proposed investment objective is approved, the underlying index for each Fund would change.

MSCI, the sponsor of the underlying index of each Fund, has announced that it is making certain changes to the methodology it uses to calculate certain of its indices, including each Fund’s Current Index, by eliminating industry sector classifications in favor of market capitalization size segmentation and reducing overlapping market capitalization size segmentation among its indices. MSCI believes these changes will allow broader overall coverage of the international equity markets. The changes to the index methodologies are expected to be implemented in two phases, on November 30, 2007 and May 30, 2008.

After the methodology changes, the Current Indices will contain fewer constituents and reflect a narrower segment of the market than is currently the case. BGFA believes the reduction in the number of securities included in the Current Indices will make it more difficult to manage the Funds and to comply with portfolio diversification and concentration requirements and could result in adverse tax consequences for shareholders of the Funds. Under Subchapter M of the Internal Revenue Code of 1986, as amended (the “IRC”), in order to qualify for and elect treatment as a regulated investment company (“RIC”), at the close of each quarter of the Company’s taxable year (a) at least 50% of the market value of a Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs or other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of a Fund’s total assets may be invested in the securities of any one issuer, or of two or more issuers that are controlled by the Fund within the meaning of Section 851(c)(2) of the IRC and that are engaged in the same or similar trades or businesses or related trades or businesses (other than U.S. government securities or the securities of other RICs or the securities of one or more qualified publicly traded partnerships). Failure by the Funds to meet regulatory diversification requirements would cause the Funds to lose the pass-through tax treatment that is critical to their status as investment vehicles.

The Proposed Indices

In addition to the enhancements to the methodology used to calculate certain indices, MSCI has announced plans to combine its MSCI Standard Indices (which include the Current Indices) and MSCI Small Cap Indices to form new MSCI Global Investable Market Indices which are intended to cover all investable large, mid-cap and small securities in each market.

BGFA recommends that the iShares MSCI Austria Index Fund change its underlying index from its Current Index to the MSCI Austria Investable Market Index and that the iShares MSCI Netherlands Index Fund changes its underlying index from its Current Index to the MSCI Netherlands Investable Market Index. BGFA believes that the Proposed Indices will (i) adequately represent the publicly traded securities market in Austria and the Netherlands, as applicable, (ii) permit greater portfolio management flexibility for the Funds and (iii) facilitate compliance with portfolio diversification and concentration requirements.

The investment objective of the iShares MSCI Austria Index Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the Austrian market, as represented by the MSCI Austria Index, and the investment objective of the iShares MSCI Netherlands Index Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the Dutch market, as represented by the MSCI Netherlands Index. The proposed investment objective of the Funds would change the underlying index of each Fund to the applicable Proposed Index. No other change to the Funds’ investment objectives is being proposed. Each Fund will continue to be managed using a representative sampling strategy in seeking to track its Underlying Index. Each Fund will also continue to be subject to the principal risks set forth in its current prospectus.

Shareholder Vote Required

Shareholders of each Fund must approve the Proposal for it to be effective with respect to their Fund. The Proposal must be approved by the affirmative vote of a “majority of the outstanding voting securities” of each Fund, which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund and (2) 67% or more of the shares of the Fund present at the Special Meeting, if more than 50% of the outstanding shares of the Fund are represented at the Special Meeting in person or by proxy.

If the Proposal is not approved by the shareholders of a Fund, that Fund’s investment objective will not change and there will be no change in the Fund’s underlying index. Without a change to the Funds’ underlying indices, the Funds may not be able to comply with portfolio diversification and concentration requirements, resulting in adverse tax consequences for shareholders of the Funds or a recommendation to the Board by BGFA that the Fund be liquidated and terminated.

The Board’s Recommendation

Based upon its review and consideration of the foregoing factors, the Board has unanimously determined that the Proposal is in the best interests of each Fund and its respective shareholders and recommends that shareholders of the Funds vote FOR the change in investment objective of their Fund.

PROPOSAL 2:	TO APPROVE A CHANGE IN THE CLASSIFICATION OF EACH FUND’S INVESTMENT OBJECTIVE FROM A FUNDAMENTAL INVESTMENT POLICY TO A NON-FUNDAMENTAL INVESTMENT POLICY

Reasons for the Proposal

The 1940 Act permits a Fund to designate any of its policies as fundamental policies but does not require that an investment objective be deemed fundamental. A “fundamental” investment policy may be changed only with the approval of a majority of a Fund’s outstanding voting securities, as defined in the 1940 Act, while a “non-fundamental” investment policy may be changed by the Board without shareholder approval. It is common practice for investment companies to have non-fundamental investment objectives. Currently, 18 of the Company’s 24 funds have investment objectives deemed non-fundamental.

At a meeting held on September 17-18, 2007, the Board unanimously determined that it was in the best interests of each Fund and its shareholders to change the classification of each Fund’s investment objective from a fundamental policy to a non-fundamental policy. Designating each Fund’s investment objective as non-fundamental would provide the Board greater flexibility to respond to changing conditions, such as those described in Proposal 1, in the manner it determines to be in the best interests of the Funds and their shareholders without incurring the cost of a proxy solicitation.

The proposed reclassification would not result in any changes to either Fund’s current investment objective. However, as discussed above under “Proposal 1: To Approve a Change in Each Fund’s Investment Objective,” if shareholders approve Proposal 1, each Fund’s investment objective will change to seek to track a new underlying index. BGFA does not intend to alter the way in which it manages either of the Funds. Should shareholders of a Fund approve this Proposal, the Fund would continue to be managed subject to the same investment strategies, policies and risks described in that Fund’s current prospectus.

Shareholder Vote Required

Shareholders of each Fund must approve the Proposal for it to be effective with respect to their Fund. The Proposal must be approved by the affirmative vote of a “majority of the outstanding voting securities” of each Fund, which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund and (2) 67% or more of the shares of the Fund present at the Special Meeting, if more than 50% of the outstanding shares of the Fund are represented at the Special Meeting in person or by proxy.

If the Proposal is not approved by the shareholders of a Fund, that Fund’s investment objective will remain a fundamental investment policy which may not be changed without shareholder approval.

The Board’s Recommendation

Based upon its review, the Board has unanimously determined that the Proposal is in the best interests of each Fund and its respective shareholders and recommends that shareholders of the Funds vote FOR the reclassification of their Fund’s fundamental investment objective.

ADDITIONAL INFORMATION

Information about the Administrator and Distributor

State Street Bank and Trust Co., the Funds’ administrator, is located at 200 Clarendon Street, Boston, Massachusetts 02116. SEI Investments Distribution Co., the Funds’ distributor, is located at 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

Control Persons and Principal Holders of Securities

Although the Funds do not have information concerning the beneficial ownership of iShares held in the names of DTC Participants, as of October 1, 2007, no person owned of record more than 5% of any class of voting securities of either Fund, except as set forth in Appendix B.

Director and Officer Fund Ownership

As of August 31, 2007, the directors and officers of the Company collectively owned beneficially less than 1% of the total outstanding shares of each Fund.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act as applied to the Company, requires the Company’s officers, directors, investment adviser, affiliates of the investment adviser and persons who beneficially own more than 10% of a registered class of the Company’s outstanding securities (“Fund Insiders”), to file reports of ownership of the Company’s securities and changes in such ownership with the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange, NYSE Arca and the Chicago Board Options Exchange, as appropriate. Under SEC interpretation and pursuant to specified conditions, Fund Insiders of exchange-traded funds such as the Funds, are not required to file reports under Section 16(a) of the 1934 Act.

Submission of Shareholder Proposals

The Company is organized as a Maryland corporation and is not required to, and does not, have annual meetings. The Board may call a special meeting of shareholders for action by shareholder vote as required by the 1940 Act or as required or permitted by the Company’s articles of incorporation and by-Laws.

Shareholders who wish to present a proposal for action at a future meeting should submit a written proposal to the Company for inclusion in a future proxy statement. The Board will give consideration to shareholder suggestions as to nominees for the Board. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

Communications with the Board

Shareholders who wish to submit written communications to the Board should send their communications to iShares, Inc., c/o SEI Investments Distribution Co., 1 Freedom Valley Drive, Oaks, PA 19456. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

Shareholders Sharing the Same Address

Householding is available to certain investors of the iShares Funds. Householding is a method of delivery in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the iShares Funds is available through certain broker-dealers. If you are currently enrolled in householding and wish to change your householding status to receive separate copies of this proxy statement and other shareholder documents, please contact your broker-dealer.

Voting and Other Matters

October 1, 2007 has been chosen by the Board as the Record Date for the Special Meeting. Each share of each class of the Funds as of the Record Date is entitled to one vote. Shareholders as of the close of business on the Record Date will be entitled to be present and to give voting instructions for the Fund at the Special Meeting and any adjournment(s) thereof with respect to their shares owned as of the Record Date. The presence in person or by proxy of shareholders owning one third of the Company’s outstanding shares entitled to vote is necessary to constitute a quorum for the transaction of business at the Special Meeting.

If a quorum of shareholders is not represented at the Special Meeting, the meeting may be adjourned, by a majority of a Fund’s shareholders present at the Special Meeting in person or by proxy, until a quorum exists. If there are insufficient votes to approve a Proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Adjourned meetings must be held within a reasonable time after the date originally set for the meeting (but not more than six months beyond the originally scheduled meeting date). Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournment(s) in their discretion.

For purposes of determining the presence of a quorum for transacting business at the Special Meeting, executed proxies marked as abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. Accordingly, abstentions and broker non-votes will effectively be a vote against the Proposal.

No business other than the matters described above is expected to come before the Special Meeting, but should any matter incident to the conduct of the Special Meeting or any question as to an adjournment of the Special Meeting arise, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interest of the Company.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL, TELEPHONE OR INTERNET AS EXPLAINED IN THE INSTRUCTIONS INCLUDED ON YOUR PROXY CARD.

iShares, Inc.

By Order of the Board of Directors,

Lee T. Kranefuss

Chairman

Dated October 3, 2007

APPENDIX A

Fund	Shares Outstanding as of October 1, 2007
iShares MSCI Austria Index Fund	12,500,000
iShares MSCI Netherlands Index Fund	8,450,000

A-1

APPENDIX B

Set forth below for each Fund are the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of the indicated Fund as of August 31, 2007.

iShares MSCI Austria Index Fund
Citigroup Global Markets Inc.	28.80%
National Financial Services LLC	10.16%
Charles Schwab & Co., Inc.	7.28%
Brown Brothers Harriman & Co.	5.05%

iShares MSCI Netherlands Index Fund
A.G. Edwards & Sons, Inc.	23.34%
Charles Schwab & Co., Inc.	7.88%
National Financial Services LLC	5.32%

B-1

PROXY CARD

iShares MSCI Austria Index Fund

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

To be held Friday, December 7, 2007

I (We), having received notice of the Special Meeting of Shareholders (the “Meeting”) of iShares MSCI Austria Index Fund (the “Fund”) and the accompanying Proxy Statement therefore, and revoking all prior proxies, hereby appoint Eilleen M. Clavere, Ira P. Shapiro, and Michael A. Latham (the “named proxies”), and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Meeting of my (our) Fund(s) to be held on Friday, December 7, 2007, at 11:00 a.m. (Pacific Time) at the offices of the Trust, located at 45 Fremont Street, San Francisco, California 94105, and any adjourned session or sessions thereof, and there to vote and act upon the following matters (as more fully described in the accompanying Proxy Statement) in respect of all shares of the Fund(s) which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

The shares represented by this proxy will be voted in accordance with my (our) instructions as given on the reverse side with respect to each Proposal. If this proxy is executed but no instruction is given, I (we) understand that the named proxies will vote my (our) shares in favor of each Proposal. The named proxies are authorized to vote on any other business that may properly come before the Meeting in their discretion.

[ADDRESS LINE 1] [ADDRESS LINE 2] [ADDRESS LINE 3] [ADDRESS LINE 4] [ADDRESS LINE 5] [ADDRESS LINE 6] [ADDRESS LINE 7]

NOTE: Please be sure that you complete, sign and date your proxy card. In signing, please write your name(s) exactly as it (they) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Proxies being signed by or on behalf of corporate shareholders should be signed in full corporate name by an authorized officer. Joint owners should each sign personally.

	Signature	Date

	Signature (if held jointly)	Date
Title if a corporation, partnership or other entity

Ù  FOLD HERE  Ù

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS (THE “BOARD”) OF YOUR FUND.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1.	Internet:	log on to www.myproxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2.	Touchtone Phone:	Dial toll-free “Number” and follow the automated instructions. Please have this proxy card available at the time of the call.	Check Digit:

3.	Mail:	Sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

If you have any questions about the Proposals or completing this proxy card, please call “Number.” Representatives are available Monday thru Friday, 9:00AM-10:00PM Eastern Time.

TAGID: “TAG ID”	CUSIP: “CUSIP”

BARCLAYS	PROXY CARD

iShares MSCI Austria Index Fund

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF ALL OF THE FOLLOWING PROPOSALS:

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: ■ or ☒

PROPOSALS:

1.	To approve a change in the investment objective of the iShares MSCI Austria Index Fund.

FOR	AGAINST	ABSTAIN
☐	☐	☐

2.	To approve a change in the classification of the iShares MSCI Austria Index Fund’s investment objective from a fundamental investment policy to a non-fundamental investment policy.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.	To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

If you plan to attend the Meeting please check this box: ☐

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! PLEASE VOTE NOW.

“Scanner Bar Code”

TAG ID:	CUSIP:

PROXY CARD

iShares MSCI Netherlands Index Fund

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

To be held Friday, December 7, 2007

I (We), having received notice of the Special Meeting of Shareholders (the “Meeting”) of iShares MSCI Netherlands Index Fund (the “Fund”) and the accompanying Proxy Statement therefore, and revoking all prior proxies, hereby appoint Eilleen M. Clavere, Ira P. Shapiro, and Michael A. Latham (the “named proxies”), and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Meeting of my (our) Fund(s) to be held on Friday, December 7, 2007, at 11:00 a.m. (Pacific Time) at the offices of the Trust, located at 45 Fremont Street, San Francisco, California 94105, and any adjourned session or sessions thereof, and there to vote and act upon the following matters (as more fully described in the accompanying Proxy Statement) in respect of all shares of the Fund(s) which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

The shares represented by this proxy will be voted in accordance with my (our) instructions as given on the reverse side with respect to each Proposal. If this proxy is executed but no instruction is given, I (we) understand that the named proxies will vote my (our) shares in favor of each Proposal. The named proxies are authorized to vote on any other business that may properly come before the Meeting in their discretion.

[ADDRESS LINE 1] [ADDRESS LINE 2] [ADDRESS LINE 3] [ADDRESS LINE 4] [ADDRESS LINE 5] [ADDRESS LINE 6] [ADDRESS LINE 7]

NOTE: Please be sure that you complete, sign and date your proxy card. In signing, please write your name(s) exactly as it (they) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Proxies being signed by or on behalf of corporate shareholders should be signed in full corporate name by an authorized officer. Joint owners should each sign personally.

	Signature	Date

	Signature (if held jointly)	Date
Title if a corporation, partnership or other entity

Ù  FOLD HERE  Ù

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS (THE “BOARD”) OF YOUR FUND.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1.	Internet:	log on to www.myproxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2.	Touchtone Phone:	Dial toll-free “Number” and follow the automated instructions. Please have this proxy card available at the time of the call.	Check Digit:

3.	Mail:	Sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

If you have any questions about the Proposals or completing this proxy card, please call “Number.” Representatives are available Monday thru Friday, 9:00AM-10:00PM Eastern Time.

TAGID: “TAG ID”	CUSIP: “CUSIP”

iShares MSCI Netherlands Index Fund

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF ALL OF THE FOLLOWING PROPOSALS:

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: ■ or ☒

PROPOSALS:

1.	To approve a change in the investment objective of the iShares MSCI Netherlands Index Fund.

FOR	AGAINST	ABSTAIN
☐	☐	☐

2.	To approve a change in the classification of the iShares MSCI Netherlands Index Fund’s investment objective from a fundamental investment policy to a non-fundamental investment policy.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.	To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

If you plan to attend the Meeting please check this box: ☐

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! PLEASE VOTE NOW.

“Scanner Bar Code”

TAG ID:	CUSIP: